UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011
BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)
On May 26, 2011, BancFirst Corporation (the “Company”) held its annual meeting of shareholders.  As of the record date on April 6, 2011, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 15,390,357, of which 14,827,321 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on five proposals: (i) the election of six Class I directors; (ii) the amendment of the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock that may be issued under the plan by 150,000 shares; (iii) the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (iv) the advisory vote to approve the compensation of named executive officers; and (v) the advisory vote on the frequency of advisory votes to approve the compensation of named executive officers.  Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 26, 2011.  At the meeting, the shareholders elected six Class I directors; amended the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock that may be issued under the plan by 150,000 shares; ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; approved the advisory vote on the compensation of named executive officers; and selected three years as the frequency of holding the advisory vote on compensation of named executive officers.

(b)	The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares
Proposal No. 1-Election of Class I Directors	For	Withheld	Broker Non-Votes

Dennis L. Brand	13,082,266	156,704	1,588,351
C.L. Craig, Jr.	12,723,542	515,428	1,588,351
Ford F. Drummond	13,234,201	4,769	1,588,351
J. Ralph McCalmont	12,694,368	544,602	1,588,351
Ronald J. Norick	11,038,457	2,200,513	1,588,351
David E. Ragland	12,635,772	603,198	1,588,351

	For	Against	Abstained		Broker Non-Votes
Proposal No. 2- Amendment of the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock that may be issued under the plan by 150,000 shares.	10,346,639	2,153,628	110,405		2,216,649

	For	Against	Abstained		Broker Non-Votes
Proposal No. 3- Ratification of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011.	13,231,779	12,888	57,116		1,525,538

	For	Against	Abstained		Broker Non-Votes
Proposal No. 4- Approval of the advisory vote on the compensation of named executive officers.	12,496,698	96,202	17,977		2,216,444

	3 Years	2 Years	1 Year	Abstained	Broker Non-Votes
Proposal No. 5- Approval of the frequency of holding the advisory vote on compensation of named executive officers.	9,557,056	122,892	2,748,756	181,193	2,217,424

Item 7.01.  Regulation FD Disclosure.

On May 26, 2011, BancFirst Corporation’s board of directors declared a cash dividend of $0.25 per share of common stock for the second quarter of 2011, payable on July 15, 2011 to shareholders of record at the close of business on June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION (Registrant)

Date: May 26, 2011	By:	/s/ Joe T. Shockley, Jr.
Joe T. Shockley, Jr. Executive Vice President Chief Financial Officer